AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT
This Amendment No. 2 to Revolving Credit and Security Agreement (the
“Amendment”), dated as of November 6, 2026 is entered into by and among WILLOW TREE
CAPITAL CORPORATION, as Borrower, the Lenders, and CITY NATIONAL BANK, as
Administrative Agent.
Recitals
Borrower, the Lenders and Administrative Agent are parties to a Revolving Credit and
Security Agreement dated as of November 8, 2024 (as the same may be further amended, amended and restated, supplemented, or otherwise modified from time-to-time, the “Credit
Agreement”). Capitalized terms used in this Amendment have the meanings given to them in the
Credit Agreement unless otherwise specified.
The Borrower has requested that Administrative Agent and Lenders extend the Stated
Maturity Date, and Administrative Agent and the Lenders have agreed to such amendments, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement.  As of the Effective Date (as hereinafter defined), the
Credit Agreement is amended as follows:
(a)In Section 1.1 of the Credit Agreement, the definition of “Stated Maturity Date” is amended by replacing the words “November 6, 2026” with the words “January 6,
2027”.
2.No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.
3.Conditions Precedent.  This Amendment shall be effective on the date (the “Effective
Date”) when Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent:
(a)a copy of this Amendment, duly executed and delivered by the Credit Parties, the
Administrative Agent and the Lenders.
4.Representations, Warranties and Reaffirmations. Each Credit Party hereby represents and warrants as follows:
(a)Upon the effectiveness of this Amendment, each Credit Party hereby reaffirms all covenants applicable to it to the extent the same are not amended hereby (except to the extent of changes in facts or circumstances that have been disclosed to the
Administrative Agent and do not constitute an Event of Default).
(b)Each Credit Party has all requisite power and authority to execute this
Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to Debtor Relief Laws and general equitable principles
(whether considered a proceeding in equity or at law).
(c)The execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary company action and do not: (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii)
violate in any material respect any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Credit Party, or the certificate of limited partnership, limited partnership agreement, articles of organization or operating agreement, as applicable, of such
Credit Party, or (iii) result in a breach of or constitute a default in any material respect under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it or its properties may be bound or affected.
(d)All of the representations and warranties contained in Section 7 of the Credit
Agreement are correct in all material respects (without duplication of any materiality qualifier) on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case, such representations and warranties are true and correct in all material respects
(without duplication of any materiality qualifier) as of such earlier date, except that for purposes of this Section 4(d), the representations and warranties contained in Section 7.6 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 8.1(a) of the Credit Agreement.
5.References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby, and any and all references in the
Loan Documents to the Credit Agreement shall be deemed to refer to the Credit
Agreement as amended hereby.
6.No Waiver.  The execution of this Amendment and any documents related hereto and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by the Administrative Agent, whether or not known to each Credit Party and whether or not existing on the date of this Amendment.
7.Costs and Expenses. Borrower agrees to pay all reasonable and documented out of pocket fees and disbursements of counsel to Administrative Agent for the services performed by legal counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.
8.Miscellaneous.
(a)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK. EACH CREDIT PARTY HEREBY SUBMITS TO THE
NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE
STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE
UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF
NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING
OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN
DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR
THEREBY. EACH CREDIT PARTY IRREVOCABLY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT
MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF
ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY
CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT
HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH CREDIT
PARTY AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY
WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN
DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.
(b)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.
Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Amendment.
Signature page follows
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
BORROWER:
WILLOW TREE CAPITAL CORPORATION,
as Primary Borrower

By:	Siddhartha Chowdhury
Name:	Siddhartha Chowdhury
Title:	Chief Financial Office
CITY NATIONAL BANK,
as Administrative Agent and Lender

By:	Adam Strauss
Name:	Adam Strauss
Title:	Managing Director